# LIMITED-RECOURSE STOCK PLEDGE AGREEMENT

This LIMITED-RECOURSE STOCK PLEDGE AGREEMENT, dated as of July 21, 2020 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "**Agreement**"), made by and among GlassBridge Enterprises, Inc., a Delaware corporation (the "**Pledgor**"), in favor of ESW Holdings, Inc., as the lender (the "**Lender**").

WHEREAS, on the date hereof, the Lender has made loans or advances, and may make additional loans or advances (the "**Advances**") to Adara Enterprises Corp., as borrower (the "**Borrower**"), pursuant to that certain Loan and Security Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "**Loan Agreement**") by and among the Lender, Borrower, and Pledgor;

WHEREAS, this Agreement is given by the Pledgor in favor of the Lender to secure the payment and performance of all of the Secured Obligations (as defined below);

WHEREAS, the Pledgor is the parent company and sole shareholder of the Borrower, and will receive substantial direct and indirect benefits from the Lender making Advances available to the Borrower under the Loan Agreement and, accordingly, the Pledgor is willing to pledge and grant the security interest in and lien on certain assets in favor of the Lender, on the terms and conditions contained herein; and

WHEREAS, under the Loan Agreement it is a requirement of the Lender, and a condition to Lender's agreement and willingness to make the Advances, that the Pledgor execute and deliver this Agreement, and the Lender is willing to enter the Loan Agreement and make the Advances thereunder only if the Pledgor executes and delivers this Agreement in favor of the Lender.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.

(a) Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement. Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

(b) Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c) For purposes of this Agreement, the following terms shall have the following meanings:

"**Collateral**" has the meaning set forth in Section 2.

"**Event of Default**" has the meaning set forth in the Loan Agreement.

"**Guaranty**" means that certain Limited Recourse Guaranty executed and delivered by the Pledgor, as the guarantor thereunder, to and in favor of Lender, and dated as of the same date as this Agreement.

"**Pledged Shares**" means the shares of stock described in Schedule 1 hereto and issued by the issuers named therein, and the certificates, instruments and agreements representing the Pledged Shares and includes any securities, other rights or interests, howsoever evidenced or denominated, received by the Pledgor in exchange for or as a dividend or distribution on or otherwise received in respect of the Pledged Shares.

"**Proceeds**" means "proceeds" as such term is defined in Section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Shares, collections thereon or distributions with respect thereto.

"**Secured Obligations**" has the meaning set forth in Section 3.

"**UCC**" means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2. Pledge. The Pledgor hereby pledges, assigns and grants to the Lender, and hereby creates a continuing first priority lien and security interest in favor of the Lender in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the "**Collateral**"):

(a) the Pledged Shares; and

(b) all Proceeds and products of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to any of the foregoing.

3. Secured Obligations. The Collateral secures the due and prompt payment and performance of all of the following obligations, covenants, duties, debts, liabilities, sums, costs and expenses (collectively, the "**Secured Obligations**"):

(a) all obligations of the Borrower from time to time arising under the Loan Agreement (including all "Obligations" as such term is defined in the Loan Agreement), this Agreement or otherwise, including with respect to the due and prompt payment of (i) all debt, principal, interest, Lender Expenses, fees, including without limitation the Exit Fee, and other amounts owed to Lender by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including all principal amount of the Advances, any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Lender may have obtained by assignment or otherwise; and (ii) all other monetary obligations, including fees, costs, attorneys' fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary or secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Pledgor under or in respect of the Loan Agreement and this Agreement; and

(b) all other covenants, duties, debts, obligations and liabilities of any kind of the Pledgor under or in respect of this Agreement, the Guaranty, and/or any other guaranty or other Loan Document to which Pledgor is or becomes a party, and/or any other document made, delivered or

given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary or secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise.

4. Perfection of Pledge.

(a) The Pledgor shall, from time to time, as may be required by the Lender with respect to all Collateral, immediately take all actions as may be requested by the Lender to perfect the security interest of the Lender in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of Section 8-106 of the UCC, the Pledgor shall immediately take all actions as may be requested from time to time by the Lender so that control of such Collateral is obtained and at all times held by the Lender. All of the foregoing shall be at the sole cost and expense of the Pledgor.

(b) The Pledgor hereby irrevocably authorizes the Lender at any time and from time to time to file in any relevant jurisdiction any financing statements, continuation statements and/or amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, without the signature of the Pledgor where permitted by law. Any such financing statements may be filed by Lender at any time in any jurisdiction whether or not Article 9 of the UCC is then in effect in that jurisdiction. The Pledgor agrees to provide all information required by the Lender pursuant to this Section promptly to the Lender upon request.

5. Uncertificated Pledged Shares. The Pledgor will use commercially reasonable efforts to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Shares not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Shares not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Lender granted pursuant to this Agreement. The Pledgor will use commercially reasonable efforts to cause (a) the issuers of uncertificated securities which are Pledged Shares and (b) any securities intermediary which is the holder of any Pledged Shares, to cause the Lender to have and retain control over such Pledged Shares. As a party hereto, Borrower agrees to cause all of its shares of stock which constitute part of the Pledged Shares to be certificated securities and, if for any reason such shares become uncertificated or not represented by certificates, to mark its books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Shares not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Lender granted pursuant to this Agreement.

6. Limited Recourse. Notwithstanding anything to the contrary contained herein, the Collateral secures on a limited-recourse basis all of the Secured Obligations and THE PLEDGOR WILL HAVE NO PERSONAL LIABILITY UNDER THIS AGREEMENT (other than for any and all Full Recourse Obligations as provided in the Guaranty). In the event that the Lender proceeds against the Collateral, there will be no deficiency derived from the realization against the Collateral nor will the Lender seek any deficiency against the Pledgor under or on account of this Agreement; provided, however, that the provisions of this Section 6 shall not in any way restrict or limit the liability of the Pledgor as the "Guarantor" under the Guaranty, including for any and all Full Recourse Obligations as provided in the Guaranty.

7. Representations and Warranties. The Pledgor represents and warrants as follows:

(a) The Pledged Shares have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights. All information set forth in Schedule 1 relating to the Pledged Shares is accurate and complete.

(b) At the time the Collateral becomes subject to the Lien and security interest created by this Agreement, the Pledgor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement.

(c) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.

(d) It has full power, authority and legal right to borrow the Advances and pledge the Collateral pursuant to this Agreement.

(e) Each of this Agreement and the Loan Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(f) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other entity is required for the borrowing of the Advances and the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution and delivery of the Loan Agreement and this Agreement by the Pledgor or the performance by the Pledgor of its obligations thereunder.

(g) The execution and delivery of the Loan Agreement and this Agreement by the Pledgor and the performance by the Pledgor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Pledgor or any of its property, or the organizational or governing documents of the Pledgor or any agreement or instrument to which the Pledgor is party or by which it or its property is bound.

(h) The Pledgor has taken all action required on its part for control (as defined in Section 8-106 of the UCC) to have been obtained by the Lender over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than the Lender has control or possession of all or any part of the Collateral. Without limiting the foregoing, (a) all certificates, agreements or instruments representing or evidencing the Pledged Shares in existence on the date hereof have been delivered to the Lender in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank, and (b) if applicable and requested by Lender, the Pledgor will cause the Pledged Shares to be registered in the name of the Lender.

8. Dividends and Voting Rights.

(a) The Lender agrees that unless an Event of Default shall have occurred and be continuing, the Pledgor may, to the extent the Pledgor has such right as a holder of the Pledged Shares, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, in the Lender's reasonable judgment, any such vote, consent, ratification or waiver would detract from the value thereof as Collateral or which would be inconsistent with or result in any violation of any provision of the Loan Agreement or this Agreement, and from time to time, upon request from the

Pledgor, the Lender shall deliver to the Pledgor suitable proxies so that the Pledgor may cast such votes, consents, ratifications and waivers.

(b) The Lender agrees that the Pledgor may, unless an Event of Default shall have occurred and be continuing, receive and retain all cash dividends and other distributions with respect to the Pledged Shares.

9. Further Assurances.

(a) The Pledgor shall, at its own cost and expense, defend title to the Collateral and the first priority lien and security interest of the Lender therein against the claim of any person claiming against or through the Pledgor and shall maintain and preserve such perfected first priority security interest for so long as this Agreement shall remain in effect.

(b) The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Lender may request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

(c) The Pledgor will not: (a) without providing at least 5 days' prior written notice to the Lender, change the location of its chief executive office or its principal place of business, or its Federal Taxpayer Identification Number or its organizational identification number; or (b) in any event, change its legal name, identity, type of organization, jurisdiction of organization, or corporate structure, in each case without first obtaining the prior written consent of Lender, not to be unreasonably withheld. The Pledgor will, prior to any change described in the preceding sentence, take all actions requested by the Lender to maintain the perfection and priority of the Lender's security interest in the Collateral.

10. Transfers and Other Liens. The Pledgor agrees that it will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein except as expressly provided for herein or with the prior written consent of the Lender.

11. Lender Appointed Attorney-in-Fact. The Pledgor hereby appoints the Lender as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time during the continuance of an Event of Default in the Lender's discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same (but the Lender shall not be obligated to and shall have no liability to the Pledgor or any third party for failure to do so or take action). Such appointment, being coupled with an interest, shall be irrevocable. The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

12. Lender May Perform. If the Pledgor fails to perform any obligation contained in this Agreement, or if any representation or warranty on the part of the Pledgor contained herein shall be breached, the Lender may itself perform, or cause performance of, such obligation, or remedy such breach, and the expenses of the Lender incurred in connection therewith shall be payable by the

Pledgor; provided that the Lender shall not be required to perform or discharge any obligation of the Pledgor. Neither the provisions of this Section 12 nor any action taken by the Lender pursuant to the provisions of this Section 12 shall prevent any such failure to observe any covenant contained in this Agreement or any breach of representation or warranty from constituting an Event of Default.

13. Reasonable Care. The Lender shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, including the exercise by the Lender of any of the rights and remedies hereunder, shall relieve the Pledgor from the performance of any obligation on the Pledgor's part to be performed or observed in respect of any of the Collateral.

14. Remedies Upon Default.

(a) If any Event of Default shall have occurred and be continuing, the Lender may, without any other notice to or demand upon the Pledgor, assert all rights and remedies of a Lender under the UCC or other applicable law, but subject in all respects to the limited-recourse provisions in Section 6 above, including, without limitation, (i) the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral, and (ii) any and all other rights and remedies provided under the Loan Agreement. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Pledgor at its notice address as provided in Section 18, ten days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Lender may sell such Collateral on such terms and to such purchaser(s) as the Lender in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Lender may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by it of any rights hereunder. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Lender or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Lender nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. The Pledgor agrees that it would not be commercially unreasonable for the Lender to dispose of the Collateral or any portion thereof by utilizing internet sites that provide for the auction of assets of the type included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. The Lender shall not be obligated to clean-up or otherwise prepare the Collateral for sale.

(b) If any Event of Default shall have occurred and be continuing, all rights of the Pledgor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 8(a) and (ii) receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to Section 8(b), shall immediately cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole right to exercise such voting and other consensual rights and receive and hold such dividends and other distributions as Collateral.

(c) If any Event of Default shall have occurred and be continuing, any cash held by the Lender as Collateral and all cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Lender to the payment of expenses incurred by the Lender in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including reasonable attorneys' fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Lender shall elect. Any surplus of such cash or cash Proceeds held by the Lender and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus. The Pledgor shall remain liable to the extent set forth in the Guaranty for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Lender to collect such deficiency.

(d) If the Lender shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Pledgor agrees that, upon request of the Lender, the Pledgor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

15. No Waiver and Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 17), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

16. Security Interest Absolute. The Pledgor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans or advances made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Lender and liens and security interests hereunder, and all Secured Obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b) any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Loan Agreement, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c) any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d) any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Pledgor against the Lender; or

(g) any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Advances or any existence of or reliance on any representation by the Lender that might vary the risk of the Pledgor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Pledgor or any other grantor, guarantor or surety.

17. Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Pledgor therefrom shall be effective unless the same shall be in writing and signed by the Lender and the Pledgor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

18. Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Loan Agreement, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

19. Continuing Security Interest; Further Actions. This Agreement shall create a continuing first priority lien and security interest in the Collateral and shall (a) subject to Section 20, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of the Lender and its successors, transferees and assigns; provided that the Pledgor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender. Without limiting the generality of the foregoing clause (c), any assignee of the Lender's interest in any agreement or document which includes all or any of the Secured Obligations shall, upon assignment in accordance with Section 12.1 of the Loan Agreement, become vested with all the benefits granted to the Lender herein with respect to such Secured Obligations.

20. Termination; Release. On the date on which all Advances and other Secured Obligations have been paid and performed in full, the Lender will, at the request and sole expense of the Pledgor, (a) duly assign, transfer and deliver to or at the direction of the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Lender, together with any monies at the time held by the Lender hereunder, and (b) execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

21. GOVERNING LAW. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law. Each of Pledgor and Lender hereby submits to the exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR

RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

22. Joint and Several. The obligations of each Pledgor hereunder are joint and several and until all Indebtedness shall have been paid in full, neither Borrower nor any other Pledgor shall have any right of subrogation or contribution.

23. Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement, the Guaranty and the Loan Agreement constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[signatures on following page(s)]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

**GLASSBRIDGE ENTERPRISES, INC.**, as Pledgor

By____________________
Name: Francis Ruchalski
Title: Chief Finance Office

411 East 57th Street, Suite 1-A
New York, NY 10022
Attn: Daniel Strauss

**ESW HOLDINGS, INC.**, as Lender

By____________________
Name: Andrew S. Price
Title: Chief Financial Officer

401 Congress Ave, Suite 2650
Austin, Texas 78701
Attn: Neeraj Gupta, Corporate Development

ACKNOWLEDGED AND AGREED:

**ADARA ENTERPRISES CORP.**

By: ____________________
Name: Daniel Strauss
Title: President

411 East 57th Street, Suite 1-A
New York, NY 10022
Attn: Daniel Strauss

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

**GLASSBRIDGE ENTERPRISES, INC.**, as Pledgor

By____________________
Name:
Title:

411 East 57th Street, Suite 1-A
New York, NY 10022
Attn: Daniel Strauss

**ESW HOLDINGS, INC.**, as Lender

Andrew S Price
By Andrew S Price (Jul 13, 2020 13:42 EDT)
Name: Andrew S. Price
Title: Chief Financial Officer

401 Congress Ave, Suite 2650
Austin, Texas 78701
Attn: Neeraj Gupta, Corporate Development

ACKNOWLEDGED AND AGREED:

**ADARA ENTERPRISES CORP.**

By: ________________________
Name:
Title:

411 East 57th Street, Suite 1-A
New York, NY 10022
Attn: Daniel Strauss

# SCHEDULE 1

## PLEDGED SHARES

All of the Pledged Shares as described in more detail below:

| Grantor (owner of Record of such Pledged Shares) | Issuer | Pledged Shares Description | Percentage of Issuer | Certificate(s) Number (Indicate No.) |
|---|---|---|---|---|
| GlassBridge Enterprises, Inc. | Adara Enterprises Corp. | 100% of all issued and outstanding shares of common stock of Adara Enterprises Corp. | 100% | No. 5 |
| GlassBridge Enterprises, Inc. | Sport-BLX, Inc. | 30% of all issued and outstanding shares of common stock of Sport-BLX, Inc. | 30% | No. 42 |